Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT (this “Amendment”), dated as of May 21, 2013, among Fly Funding II S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated and existing under the laws of Luxembourg (the “Borrower”), each Borrower Party party to the Credit Agreement (as defined below), the Consenting Lenders and the Replacement Lenders (in each case, as defined below) executing this Amendment on the signature pages hereto, Wells Fargo Bank Northwest, National Association, as Collateral Agent, and Citibank N.A., in its capacity as Administrative Agent under the Credit Agreement.

WHEREAS, the parties hereto (other than the Replacement Lenders) are party to a Term Loan Credit Agreement dated as of August 9, 2012 (as otherwise heretofore modified and supplemented and in effect on the date hereof, including pursuant to the First Amendment to Credit Agreement dated as of December 18, 2012, the “Credit Agreement”);

WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein by electing, in respect of its Loans, either (a) Option A, as defined below and/or (b) Option B, as defined below;

WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by electing Option A or Option B (each, a “Non-Consenting Lender”) wishes to cease to be a party to the Credit Agreement as a “Lender” thereunder; and

WHEREAS, each Lender that is either not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment or that is increasing its Loans under the Credit Agreement in connection with an assignment from a Non-Consenting Lender, and which is executing a counterpart of this Amendment (each, a “Replacement Lender”) wishes to consent to the amendments set forth herein.

NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

Section 1. Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.01. General; Replacement Lenders. References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. Each Replacement Lender shall be deemed to be a “Lender” under and for all purposes of the Credit Agreement and each reference therein to “Lender” shall be deemed to include such Replacement Lender. This Amendment shall additionally constitute a “Loan Document”.

2.02. Definitions.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of May 21, 2013 among the Borrower, each Borrower Party, the Consenting Lenders and the Replacement Lenders (each as defined therein), the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” means May 21, 2013.

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” means (x) prior to the First Amendment Effective Date, 5.50% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 4.50% per annum; (y) on and after the First Amendment Effective Date but prior to the Second Amendment Effective Date, 4.50% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 3.50% per annum; and (z) on and after the Second Amendment Effective Date, 3.50% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 2.50% per annum.

(c) The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety and replacing it with the following:

“; provided, however, that notwithstanding the foregoing, the LIBO Rate shall at no time be less than (x) prior to the Second Amendment Effective Date, 1.25% per annum and (y) on and after the Second Amendment Effective Date, 1.00% per annum.”

2.03. Premium Amount. Section 2.06(d) of the Credit Agreement is hereby amended by deleting the phrase “first anniversary of the First Amendment Effective Date” and inserting the phrase “first anniversary of the Second Amendment Effective Date” in lieu thereof.

2.04. New Pool Aircraft. Section 2.10(b) of the Credit Agreement is hereby amended by adding a new subclause (3) as follows:

“(3) The Borrower shall ensure that one Boeing 737-800 aircraft with manufacturer’s serial number 30420 shall be added as a Pool Aircraft, in accordance with Section 2.10(b)(2) above, by no later than 120 days after the Second Amendment Effective Date.”

2.05. Removal or Replacement of a Lender. Section 2.11(b) of the Credit Agreement is hereby amended by deleting the third and fourth sentences thereof in their entirety and replacing them with the following:

“Each Lender agrees that if the Borrower exercises its option hereunder to cause an assignment by such Lender as a Non-Consenting Lender or Terminated Lender, the Administrative Agent shall be entitled (but not obligated) and is authorized by each Lender (which authorization is irrevocable and is coupled with an interest) to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 9.06 on behalf of a Non-Consenting Lender or Terminated Lender and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 9.06.”

Section 3. Representations and Warranties. The Borrower and each other Borrower Party represents and warrants to the Lenders that the representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 4. Conditions Precedent. The amendments to the Credit Agreement contemplated hereby shall become effective as of the date hereof (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received signature pages duly executed by each of (i) the Borrower, (ii) the Borrower Parties, (iii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) and (iv) each Replacement Lender.

(b) The Administrative Agent and the Lenders shall have received originally executed copies of the favorable written opinion of Clifford Chance US LLP, addressed to the Administrative Agent and the Lenders, as to such matters as the Administrative Agent and the Consenting Lenders may reasonably request, dated as of the Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c) The representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement and contained in each other Loan Document shall be true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and an Officer’s Certificate of the Chief Financial Officer or Chief Executive Officer of Fly Leasing Limited shall so certify on and as of the Amendment Effective Date to the Administrative Agent and the Lenders.

(d) The Administrative Agent shall have received (i) evidence satisfactory to it that (A) the outstanding principal amount of and interest on the Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender shall have been (or shall simultaneously be) paid to such Non-Consenting Lender in accordance with Section 2.11(b) of the Credit Agreement and (B) each Consenting Lender and Non-Consenting Lender shall have received payment from the Borrower of the applicable Premium Amount on its Loans (calculated immediately prior to giving effect to this Amendment, as if this Amendment effected a prepayment of such Lender’s Loans) and (ii) duly executed (or shall have received such other information as it may require to process) Assignment and Assumptions in accordance with Section 2.11(b) (as instructed by the Borrower) in respect of each Non-Consenting Lender’s Loans.

(e) The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously receive), in consideration of the assignments set forth in Section 5(b), payment of an amount equal to the outstanding principal amount of and interest on its Loans so assigned.

(f) The Borrower shall have paid all other fees, premiums and other amounts due and payable by it under the Credit Agreement, including, to the extent invoiced, reimbursement or other payment of fees, costs and expenses owing to Milbank, Tweed, Hadley & McCloy LLP and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under any Loan Document or as separately agreed between any Borrower Party and any arranger in respect of this Amendment.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto. The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Amendment Effective Date.

Section 5. Consent Options; Assignments.

(a) As described in the Memorandum for Lenders dated May 8, 2013 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders may elect either (a) Option A (“Cashless”) as described in the Memorandum (“Option A”) and/or (b) Option B (“Cash Roll”) as described in the Memorandum (“Option B”). Election of either Option A or Option B (or both) shall be made by each Consenting Lender by indicating its election as to all or a portion of its Loans on the signature page hereto. Any Consenting Lender executing a signature page hereto but not indicating its election will be treated as electing Option A as to all of its Loans.

(b) For the consideration specified in Section 4(e) above, each Consenting Lender electing Option B (each, an “Assignor”) hereby irrevocably sells and assigns to Royal Bank of Canada or its designee (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Amendment Effective Date (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule A of this Amendment of all of such outstanding rights and obligations of the respective Assignors under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

Section 6. Non-Consenting Lenders.

The parties hereto acknowledge that pursuant to Section 2.11(b) of the Credit Agreement, the Borrower may, by written notice to the Administrative Agent and any Non-Consenting Lender, cause such Non-Consenting Lender to assign its outstanding Loans and Commitments in full to one or more Replacement Lenders in accordance with the provisions of Section 9.06 of the Credit Agreement, and each Non-Consenting Lender has authorized the Administrative Agent to execute and deliver such documentation on behalf of such Non-Consenting Lender as may be required to give effect to such assignment in the event that such Non-Consenting Lender has not complied with such requirement to assign its outstanding Loans and Commitments within one (1) Business Day of receipt of such notice. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival (including without limitation those provisions referred to in Section 9.08 of the Credit Agreement), which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

Section 7. Acknowledgement and Ratification. Each of the Borrower Parties hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment. The Borrower and each Borrower Party hereby confirms that each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all collateral as collateral security for the prompt payment and performance in full when due of the Obligations. The Borrower and each Borrower Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents. Each Borrower Party (other than the Borrower), in its capacity as a Guarantor Party, hereby ratifies and confirms its guaranty of the Guaranteed Obligations as set forth in Article 7 of the Credit Agreement, as amended hereby.

Section 8. Reference to and Effect on the Credit Agreement and the Other Loan Documents

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(v) For the avoidance of doubt, the Loans of each Consenting Lender and Replacement Lender on and after the Amendment Effective Date shall not constitute a new tranche, but shall continue as the same tranche as in existence immediately prior to the Amendment Effective Date and all LIBO Rate Loans and Base Rate Loans shall continue as the same LIBO Rate Loans in respect of any then-outstanding Interest Period and Base Rate Loans, in each case, as in existence immediately prior to the Amendment Effective Date.

Section 9. Miscellaneous. Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment. Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

The Borrower

FLY FUNDING II S.À R.L.

By:
Name:
Title:

The Guarantor Parties

FLY LEASING LIMITED

By:
Name:
Title:

FLY PERIDOT HOLDINGS LIMITED

By:
Name:
Title:

BABCOCK & BROWN AIR ACQUISITION I LIMITED

By:
Name:
Title:

EXECUTED AS A DEED by	)
OPAL HOLDINGS AUSTRALIA PTY LTD	)

By:
Director
Name:

By:
Director/Secretary
Name:

CORAL AIRCRAFT HOLDINGS LIMITED

By:
Name:
Title:

The Intermediate Lessees

FLY 28071 LEASING S.A.R.L.

By:
Name:
Title:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for GARNET AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)
as attorney for TOURMALINE AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for CARNELIAN AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for AMBER AIRCRAFT LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

EXECUTED AS A DEED by	)
QUARTZ LEASING PTY LTD	)

By:
Director
Name:

By:
Director/Secretary
Name:

EXECUTED AS A DEED by	)
SAPPHIRE LEASING PTY LTD	)

By:
Director
Name:

By:
Director/Secretary
Name:

The Initial Intermediate Lessees

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for B&B AIR ACQUISITION 3237 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for B&B AIR ACQUISITION 34953 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for B&B AIR ACQUISITION 34956 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for B&B AIR ACQUISITION 403 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

SIGNED AND DELIVERED AS A DEED )
by	)
)
)

as attorney for B&B AIR ACQUISITION 3151 LEASING LIMITED

in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

The Initial Lessor Subsidiaries

SPIREDELL TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely as trustee

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3237)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 34953)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 34956)

By
Name:
Title:

B&B AIR ACQUISITION 403 STATUTORY TRUST

By: Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the trust agreement (MSN 403)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 3151)

By
Name:
Title:

B&B AIR ACQUISITION 3417 STATUTORY TRUST

By: Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the trust agreement (MSN 3417)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1369)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1378)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1391)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 1393)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 24739)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 26473)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 29312)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 29644)

By
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the trust agreement (MSN 30052)

By
Name:
Title:

ADMINISTRATIVE AGENT

CITIBANK N.A.

By:
Name:
Title:

COLLATERAL AGENT

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

By:
Name:
Title:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the full principal amount of Loans held, unless a lesser principal amount of Loans is specified below:	LENDER:

Option A: $	PLEASE CHECK: ☐ OPTION A (CASHLESS)

Option B: $	☐ OPTION B (CASH ROLL)

By:
Name:
Title:

*By:
Name:
Title:

*	For Lenders requiring a second signature line.

REPLACEMENT LENDERS

ROYAL BANK OF CANADA

By:
Name:
Title: